PENN-AKRON CORPORATION

                 U. S. Securities and Exchange Commission
                        Washington, D. C. 20549

                                FORM 8-K

         CURRENT REPORT UNDER SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)
                         March 13, 2000


                    Commission File No. 0-12597

                       PENN-AKRON CORPORATION
          (Name of Small Business Issuer in its Charter)

              NEVADA                         11-843262
   (State or Other Jurisdiction of     (I.R.S. Employer I.D. No.)
    incorporation or organization)

                   5882 South 900 East, Suite 202
                     Salt Lake City, UT 84121
            (Address of Principal Executive Offices)

            Issuer's Telephone Number: (801)269-9500

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
(1)  Yes  X       No              (2) Yes   X      No
         ----        ----                 ----        ----


CHANGES IN DOMICILE


Item 5. On March 13, 1999 the Company, through a majority shareholder vote, changed its domicile to Nevada through a merger with Penn-Akron Corporation, a Nevada corporation. The Plan of Merger provided for the dissenting shareholders to be paid the amount, if any, to which they would be entitled under the Delaware Corporation Statues with respect to the rights of dissenting shareholders. The company also changed its par value to $.001 and the amount of authorized common stock to 100,000,000.

In addition, on March 13, 2000 the Board of Directors determined that it was in the best interest of the Company to effect a 1.75 for 1 forward split of its common stock.

Exhibits and Reports on Form 8-K

Exhibit Number           Description
--------------           -----------
     3.(i)               Articles of Incorporation   Nevada
     3.(ii)              By-Laws
     2                   Articles of Merger   Delaware to Nevada
     2                   Plan of Merger - Delaware to Nevada


SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Penn-Akron Corporation

Date: 4-7-00               By /s/ Curtis Olsen
                           President and Director